UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2021

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Commerce Drive, Loveland, Ohio 45140

(Address of principal executive offices) (zip code)

(513) 360-4704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed on October 6, 2021, Workhorse Group Inc. (the “Company”) entered into securities exchange agreements (the “Exchange Agreements”) with Antara Capital LP (“Antara”) and HT Investments MA LLC (“HT,” and together with Antara, the “Holders”), the holders of the Company’s 4.00% senior secured convertible notes due 2024 (the “Notes”). Pursuant to the Securities Exchange Agreements, the Holders exchanged $90.0 million in principal amount of the Notes (the “Exchange Notes”) for 15,579,178 shares of the Company’s common stock (the “Exchange Shares”), with such transactions settling on October 12, 2021. The number of Exchange Shares was calculated by multiplying 109% of the principal amount of the Exchange Notes by the average of the volume-weighted average closing prices of the Company’s common stock for the three trading days immediately preceding October 11, 2021. The exchange was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(9) of the Securities Act. Following the completion of the exchange, the Exchange Notes were cancelled, with the Company owing no further obligations thereunder, and the aggregate principal of Notes remaining outstanding was approximately $110 million.

The representations, warranties and covenants contained in the Exchange Agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the parties thereto. The description of the terms and conditions of the Exchange Agreements do not purport to complete and is qualified in its entirety by the full text of the form of Exchange Agreement, which is an exhibit to the Company’s Current Report on Form 8-K filed October 6, 2021.

Item 9.01. Exhibits.

Exhibit No.	Description
10.1	Form of Securities Exchange Agreement (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission October 6, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: October 12, 2021	By:	/s/ James D. Harrington
	Name:	James D. Harrington
	Title:	Chief Administrative Officer, General Counsel and Secretary

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